EXHIBIT 99.1

FOR RELEASE — Wednesday, September 6, 2006 at 12:00 p.m. ET

John Villas to Retire As Entegris CFO in Early 2007;

Gregory Graves To Be Named to Post

CHASKA (Minneapolis), Minn., September 6, 2006 – Entegris, Inc. (Nasdaq: ENTG) today announced that John D. Villas, senior vice president and chief financial officer and treasurer, plans to retire from the company in early 2007. Gregory B. Graves, senior vice president of strategic planning and business development for Entegris, will be named to the post of CFO at that time, in addition to his current responsibilities.

“We thank John for his tremendous dedication, financial leadership, and for his many important contributions to Entegris over the years, and we wish him the very best in the future,” said Gideon Argov, president and chief executive officer of Entegris. “We are fortunate to have someone of Greg’s caliber on the management team to fill John’s role. Greg’s background makes him very well suited to be CFO and the handoff should be a smooth one as he and John work together closely over the next several months to make the transition.”

Villas joined Entegris in 1984, and fulfilled several key financial positions including controller, corporate controller and financial vice president. As CFO, he had a key role in bringing the company public in 2000 and in the merger between Entegris and Mykrolis in 2005.

“For some time I have considered how I might be able to spend more time with my family and eventually pursue other opportunities,” said Villas. “With the merger integration completed, I feel the time is right for me personally and for the company to leave Entegris. It has been an honor and a pleasure to have served as the CFO at Entegris. I am convinced that the vision of Entegris will lead to greater solutions for our customers and stronger results for our shareholders. The financial management will be in excellent hands with Greg.”

Graves has served as Entegris’ chief business development officer responsible for strategic planning since joining the company in September 2002. He previously served in investment banking and corporate development positions with Piper Jaffray, RBC Capital Markets (formerly Dain Rauscher), and The Pillsbury Company, and worked as a CPA with Deloitte & Touche. Graves earned his BS and Masters in Accounting at the University of Alabama, and his MBA from the Darden School at the University of Virginia.

Forward-Looking Statements

Certain information contained in this press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, which involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements which are modified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, future operating results of Entegris, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including the discussion described under the headings “Risks Relating to our Business and Industry,” and “Risks Related to Securities Markets and Ownership of Our Securities” in Item 7 of our Annual Report on Form 10–K for the fiscal year ended August 27, 2005. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

ABOUT ENTEGRIS

Entegris (merged with Mykrolis in August 2005) is the global leader in materials integrity management, delivering a wide range of products for purifying, protecting and transporting critical materials used in processing and manufacturing in semiconductor and other high tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

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